TEAMSTAFF® INC.

TEAMSTAFF® INC.

TEAMSTAFF® RX

TEAMSTAFF GS™
Government Solutions

Exhibit 99.1

Annual Shareholders Presentation
April 17, 2008

NASDAQ: TSTF

Forward-Looking Statements

This presentation contains “forward-looking statements” as defined by the Federal Securities Laws.  TeamStaff’s actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors, including but not limited to: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs; our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients’, physician practice groups’ and U.S. Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff;  the general level of patient occupancy at our hospital, healthcare facility clients’ and physician practice groups’ facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the ability of our hospital, healthcare facility and physician practice group clients to retain and increase the productivity of their permanent staff; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; our ability to carry out our business strategy; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other regulatory and tax developments; the effect of recognition by us of an impairment to goodwill; the effect of adjustments by us to accruals for self-insured retentions and other one-time events and other important factors. These factors are described in further detail in TeamStaff’s filings with the U.S. Securities and Exchange Commission.

•  Leading provider of staffing services to federal healthcare facilities

  Based in Monroe, Georgia; Acquired June 2005

•  100% Past Performance rating

•  Contract duration typically multi-year

•  Vendor/Facilities management contracts

•  Currently has personnel onsite at 75 federal government facilities

•  Revenue of $44.9 million in fiscal 2007

•  Experienced national provider of allied and nurse travel professionals

•  Based in Clearwater, Florida

  Primary Allied focus is oncology and ultrasound professionals

•  Primary Nursing focus is ER, ICU and Cath Lab

•  Contract duration typically 13 weeks

•   Revenue of $22.0 million in fiscal 2007

Company Overview

Nursing Innovations Per Diem business unit sold in 2Q08

Management Team

  Rick J. Filippelli, President, CEO

Joined TeamStaff as CFO in September of 2003   Former CFO of Rediff, a publicly-traded small cap information technology company

Sixteen years of financial management experience with GE Capital including three years as CFO of a $2 billion insurance subsidiary

“Big 4” public accounting experience

Certified Public Accountant

  Cheryl A. Presuto, Chief Financial Officer

  TeamStaff Controller since August of 2004

    TeamStaff Accounting Manager from January 2002 until August 2004

Over fifteen years Accounting experience, including nine years of financial management at publicly traded companies

    Former Controller of Courier News, a division of Gannett, Inc.

  Terry Merlin, Director – TeamStaff Rx

  Joined TeamStaff as Director of Sales and Marketing in March of 2007

    Former President of  NI Healthcare Resources, a division of Talent Tree

Served as Vice President of Business Development and Director of Nursing Operations for HCA, Inc. from September of 1996 until April of 2003

Former ICU/Emergency room Staff Nurse and Assistant Nurse Manager of Emergency Care at Tampa General Hospital

  Kevin Wilson, Director – TeamStaff GS

Joined TeamStaff as Director of Government Sales in June of 2007

Over 16 years of Government Sales experience

Former Director of Business Development for Varec, Inc. (Formerly Endress & Hauser Systems and Gauging)

Healthcare Staffing is an estimated $12.0B industry

Travel nurse and allied segments are estimated at $6B

Travel nurse and allied segments are expected to grow a combined 8% in 2008

US population is aging

US population over 65 is expected to grow from 13% to 20% by 2030

Declining health of the population

Roughly 47% of Americans live with chronic medical conditions

Advances in medical technology

Improved medical technologies increasing the need for specialized technicians

Aging population of healthcare providers

Average age of a nurse is 47, up from 42 years in 1996

Regulatory

              -  Minimum nurse-to-patient ratios

              -  Overtime limitations

Industry Dynamics

Source:  BMO Capital Markets Equity Research; Staffing Industry Analysis

Key Initiatives Driving Return to Profitability

Travel Allied & Nurse

Key Hires:

          - Director with industry experience to lead efforts

          - Experienced Marketing Manager

Restructured sales team; currently adding to staff, anticipate a 25% to 30% increase in sales force during fiscal 08.

Replaced non-performers.

Identity and rebranding campaign: launched print campaign, redesigned Nurse and
Allied Traveler website and revised all sales and administrative collateral material.

Successfully implemented gross margin improvement plan consisting of higher bill rates and more prudent expense controls. Tied compensation of sales team to gross profit.

Implemented an integrated front office system which is increasing Recruiter and
Account Manager productivity.

JCAHO Certification received February, 2008.

Key Initiatives Driving Return to Profitability

Government

Key Hires:

      -  Director with Government contract experience to lead efforts.

      -  Director of Operations

      -  Business Development Leader

Replaced non performers.

Increased staffing penetration with existing clients.

Direct Placement vs. Teaming Partner Placements increasing gross profit.

Identity and rebranding campaign: redesigned website and revised all sales and administrative collateral materials.

Changed name to TeamStaff GS (Government Solutions) to leverage TeamStaff’s name and more accurately reflect TeamStaff GS’s ability to staff both medical and logistical government positions.

Capitalizing on E-Buy Contract opportunities to win smaller contracts.

Corporate

Consolidated Gross Margins are up approximately 300 BP’s in 1Q08 compared to
1Q07.

Recurring SG&A down 22% in 1Q from a year ago despite a 38% increase in new business expense.

Identity and rebranding campaign promoting consistent brand recognition and increased visibility in supplier, customer and investor marketplaces.

Completed sale of Memphis Per Diem business unit which enables management to focus on core Travel and Government Staffing business.

Key Initiatives Driving Return to Profitability

Consolidated Statements of Operations

Quarter

Ended

1Q08

1Q07

   ($ in Thousands, except per share data)

Revenue

15,459

$

16,720

$

Gross Profit

2,775

2,539

       GM%

18.0%

15.2%

Total SG&A Expenses

2,557

3,258

Other income

35

51

Other income, excluding late fee income

(4)

(3)

Late fee income

31

48

Operating EBITDA

249

(671)

Depreciation & Amortization

89

91

EBIT

160

(762)

Interest expense, net

(27)

(34)

Other income, excluding late fee income

4

3

Legal Expense- Pre-acquisition activity

(101)

-

Income (Loss) from continuing operations before tax

36

(793)

Income Tax Benefit

-

95

Net Income (Loss) from Continuing Operations

36

$

(698)

$

EPS from Continuing Operations

-

$

(0.04)

$

Weighted average diluted shares outstanding

19,525

19,254

Fiscal

Fiscal

9/30/2007

3/31/2007

2007

2006

   ($ in Thousands, except per share data)

(unaudited)

(unaudited)

Revenue

33,117

$

33,765

$

66,882

$

71,644

$

Gross Profit

6,010

5,020

11,030

11,785

       GM%

18.1%

14.9%

16.5%

16.4%

Total SG&A Expenses

6,035

6,679

12,714

13,812

Other income

48

97

145

160

Other (income) expense, excluding late fee income

12

(4)

8

(8)

Late fee income

60

93

153

152

Operating EBITDA

35

(1,566)

(1,531)

(1,875)

Depreciation & Amortization

172

177

349

381

EBIT

(137)

(1,743)

(1,880)

(2,256)

Interest expense, net

(45)

(78)

(123)

(463)

Other income (expense), excluding late fee income

(12)

4

(8)

8

Legal Expense- Pre-acquisition activity

(1,486)

-

(1,486)

-

Loss from continuing operations before tax

(1,680)

(1,817)

(3,497)

(2,711)

Income Tax  Benefit (Expense)

15

108

123

(15,826)

Loss from Continuing Operations

(1,665)

$

(1,709)

$

(3,374)

$

(18,537)

$

EPS from Continuing Operations

(0.08)

$

(0.09)

$

(0.17)

$

(0.96)

$

Weighted average basic and

    diluted shares outstanding

19,320

19,249

19,288

19,278

For the Six Months ended

Consolidated Statements of Operations

Consolidated Balance Sheets

12/31/07

9/30/07

($ in Thousands)

(unaudited)

Assets

Current Assets:

   Cash and cash equivalents

535

$

592

$

   Accounts receivable

7,064

8,279

   Prepaid workers’ compensation

479

468

   Assets held for sale

470

490

   Other current assets

607

642

Total current assets

9,155

10,471

Equipment and improvements, net

743

741

Tradename

4,569

4,569

Goodwill

10,305

10,305

Other assets

74

82

Total Assets (1)

24,846

$

26,168

$

(1) Does not include approximately $12 million in deferred tax assets (fully reserved)
available to offset potential future taxable income, subject to limitations.

Consolidated Balance Sheets

12/31/07

9/30/07

($ in Thousands)

(unaudited)

Liabilities and shareholders’ equity

Current liabilities:

   Bank Line of Credit

7

$

-

$

   Notes payable

1,500

1,500

   Current portion of capital lease obligation

66

63

   Accrued Payroll

1,664

1,581

   Accrued Pension Liability

141

280

   Accounts Payable

3,220

3,727

   Accrued Expenses & other liabilities

966

1,756

   Liabilities from discontinued operations

233

263

Total current liabilities

7,797

9,170

Capital Lease Obligations, net of current portion

181

183

Accrued Pension Liability, net of current portion

67

66

Other long term liabilities, net of current portion

144

155

Total liabilities

8,189

9,574

Total shareholders’ equity

16,657

16,594

Total liabilities and shareholders’ equity

24,846

$

26,168

$

Consolidated SG&A Expenses

($ in Thousands)

(22%)

$  3,258

$  2,557

Total

38%

266

366

New Business

(18%)

990

807

G & A

(28%)

181

130

Occupancy

(31%)

$ 1,821

$ 1,254

Employee Costs

% Change

1Q07

1Q08

Fiscal 2008 Key Initiatives

Focus on Top Line Growth

Expand our utilization of the “LOGWORLD” GSA schedule to bid on Department of Defense Logistics contracts

          -  Growing mid-tier market estimated at $1.5 billion

          -  Hired Former Navy Logistics Officer as Operations Director

Add Regional Account Managers in Travel Division for geographic expansion.

Projected 25% to 30% increase in sales force.

Increase face to face customer contact.

Increase sales calls by Senior Management.

Expand our marketing budget to include more campaigns, trade shows and sponsorships to promote visibility in the marketplace.

Leverage JCAHO certification to attract more travel and allied candidates and increase placements.

Infrastructure in place to support top line growth

2008 Preliminary Results Second Fiscal
Quarter

Note:  Preliminary results are subject to change

($0.21)

$0.01-$0.02

EPS-(Post-Split)

($0.05)

$0.00-$0.01

EPS-(Pre-Split)

($1.0) million

$0.1 million

Income (Loss) from Continuing Ops

$17.0 million

$17.3 million

Revenues

2Q07

2Q08

Summary

Healthcare Staffing Industry remains strong

Experienced Management Team

Restructured sales force to focus on top line growth

Substantial infrastructure cost reductions used to fund new business development

Successful implementation of identity and rebranding program

Executed on Gross Margin Improvement Plan

$0.7 million improvement in 1Q comparative income from continuing operations; and an estimated $1.1 million improvement in 2Q comparative income from continuing operations.

In the first quarter of fiscal 2008, the Company posted its first operating profit in five years

Company positioned for profitability in Fiscal 2008

With the approval of the reverse stock split, management believes the financial results should position the company to meet all NASDAQ listing requirements on a go forward basis

       This presentation includes certain non-GAAP financial measures.  TeamStaff’s management does not suggest that investors consider such non-GAAP financial measures in isolation from, or as a substitute for, GAAP financial measures, such as net income, cash flow data or other financial information presented in the consolidated financial statements.  EBITDA, a non-GAAP financial measure, is defined as earnings before interest, income taxes, depreciation and amortization.
EBITDA includes late fee income from past due accounts receivable.  EBIT is defined as earnings before interest and taxes.  Items excluded from EBITDA and EBIT are significant components in understanding and assessing financial performance.  The
Company believes it is useful for management and investors to review both GAAP information and non-GAAP financial measures to have a better understanding of the overall performance of the Company’s business trends relating to its financial condition and results of operations. Management believes that this information provides greater insight into our Company’s underlying operating performance that facilitates a more meaningful comparison of its financial results in different reporting periods.  The Company has chosen to show the six months comparison of fiscal 2007 results to highlight the progress the Company has made in its turnaround efforts.

Use of Certain Non-GAAP Financial Measurements